UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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Altice USA, Inc.
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ACTIONS BY WRITTEN CONSENT OF HOLDERS OF
NOT LESS THAN A MAJORITY OF THE AGGREGATE VOTING POWER

OF ALL OUTSTANDING SHARES OF CAPITAL STOCK OF ALTICE USA, INC.

Dear Altice USA Stockholders:

The enclosed Information Statement is being distributed to the holders of record of Class A common stock and Class B common stock of Altice USA, Inc., a Delaware corporation (“Altice USA” or the “Company”), as of the close of business on April 19, 2018, the date established by our Board of Directors (the “Board”) as the record date (the “Record Date”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the enclosed Information Statement is to inform you of actions taken by written consent of CVC 3 B.V., a Dutch private company with limited liability (“CVC 3”) and an indirect wholly-owned subsidiary of Altice N.V., a Dutch public company with limited liability (naamloze vennootschap) (“Altice N.V.”).  As of the close of business on the Record Date, CVC 3 indirectly owned 5,281,258 shares of Class A common stock and 490,085,674 shares of Class B common stock representing 67.2% of the total outstanding capital stock and 98.1% of the total voting power of the outstanding capital stock of Altice USA.  The enclosed Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law.

On January 8, 2018, Altice N.V. announced that it intended to effect a separation of Altice USA and Altice N.V. (the “Separation”) by means of a pro-rata distribution in kind of substantially all of the shares of common stock of Altice USA owned directly or indirectly by Altice N.V. to the Altice N.V. shareholders (the “Distribution”).

In connection with the Separation, the Board unanimously adopted a resolution declaring the advisability of the amendment and restatement of the Corporation’s Amended and Restated Certificate of Incorporation in the form set forth in Appendix A to the enclosed Information Statement (the “Post-Separation Certificate of Incorporation”) and recommended that the stockholders of the Company approve and adopt the Post-Separation Certificate of Incorporation. The declaration and recommendation of the Board were based upon, among other things, the recommendation of the Audit Committee of the Board (the “Audit Committee”), which is comprised entirely of directors who have been determined by the Board to be independent directors under applicable New York Stock Exchange corporate governance standards.  The recommendation of the Audit Committee was sought in accordance with our Related Party Transactions Policy.

The Board caused the Post-Separation Certificate of Incorporation to be submitted to the stockholders of the Company for approval and adoption by consent in lieu of meeting, and on April 19, 2018, CVC 3 approved and adopted the Post-Separation Certificate of Incorporation. CVC 3 also authorized the Board, in accordance with Section 242(c) of the Delaware General Corporation Law, to abandon the Post-Separation Certificate of Incorporation at any time prior to its effectiveness without further action by the stockholders of the Company.

The accompanying Information Statement will be first mailed to stockholders on or about May [•], 2018.  Under Rule 14c-2 of the Exchange Act, the Post-Separation Certificate of Incorporation will not be effective until at least 20 days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.  We expect that the Post-Separation Certificate of Incorporation will become effective upon the consummation of the Distribution.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THIS NOTICE AND THE ENCLOSED INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DAVID CONNOLLY

Executive Vice President, General Counsel and Secretary

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PURPOSE OF INFORMATION STATEMENT

This Information Statement advises stockholders of Altice USA, Inc. (“Altice USA” or the “Company”) of actions taken by written consent (the “Stockholder Written Consent”) of CVC 3 B.V., a Dutch private company with limited liability (“CVC 3”) and indirect wholly-owned subsidiary of Altice N.V., a Dutch public company with limited liability (naamloze vennootschap) (“Altice N.V.”).  CVC 3 holds a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled as of April 19, 2018, the date established by our Board of Directors (the “Board”) as the record date (“Record Date”), to vote in general meetings.

GENERAL OVERVIEW OF ACTIONS

On January 8, 2018, Altice N.V. announced that it intended to effect a separation of Altice USA and Altice N.V. (the “Separation”) by means of a pro-rata distribution in kind of substantially all of the shares of common stock of Altice USA owned directly or indirectly by Altice N.V. to the Altice N.V. shareholders (the “Distribution”).

Altice N.V. is ultimately controlled by Patrick Drahi through Next Alt S.à r.l. (‘‘Next Alt’’).  As of March 31, 2018, Next Alt held 64.07% of the outstanding share capital and voting rights of Altice N.V., representing 49.5% of the economic rights and 69.18% of the voting power in general meetings.  Mr. Drahi has informed us that Next Alt will elect to receive 100% of the shares of Altice USA to which it is entitled in the Distribution in the form of Class B common stock and will be subject to proration in the same manner as other Altice N.V. shareholders in the event the number of shares of Class B common stock distributed exceeds 247.7 million shares.  As a result of Next Alt’s intended election and voting agreements that Next Alt will enter into with current and former officers and directors of Altice N.V., Altice USA and other Altice group companies with respect to all shares of Altice USA common stock owned directly or indirectly by such individuals, Mr. Drahi will control Altice USA immediately after giving effect to the Distribution regardless of the elections made by the other Altice N.V. shareholders.

Altice N.V. believes the Separation, as effected by the Distribution, will unlock more of the value of Altice USA and allow Altice N.V. management to effect a turnaround of its French business more expeditiously. In addition, the Separation and Distribution will help Altice N.V. and Altice USA focus on their core businesses. Altice N.V. believes that the Distribution will enhance management accountability, transparency and focus for both Altice USA’s business and Altice N.V.’s remaining businesses. Altice N.V. also believes the Distribution will better enable investors to invest specifically in the geographic regions in which they are interested and allow for better geographic alignment between investors and securities analysts and the companies.

In connection with the Separation, the Company, A4 S.A. (“A4”) and Altice N.V. intend to terminate that certain Stockholders’ Agreement, dated June 27, 2017, by and among the Company, A4 and Altice N.V., effective upon of the consummation of the Distribution, and the Company, A4 and Next Alt intend to enter into a replacement Stockholders’ Agreement (the “Post-Separation Stockholders’ Agreement”), effective immediately following the consummation of the Distribution.

Following the consummation of the Distribution, our Board will consist of nine members, three of whom have been determined by the Board to be independent directors under applicable New York Stock Exchange corporate governance standards (the “Independent Directors”), and six of whom, including Mr. Drahi, who is expected to join our Board as Chairman following the Distribution, will be designated by Next Alt pursuant to the Post-Separation Stockholders’ Agreement. Upon the effectiveness of the Post-Separation Stockholders’ Agreement and so long as Next Alt, A4, Patrick Drahi (or his heirs or entities or trusts directly or indirectly under his or their control or formed for his or their benefit) or any of their affiliates (collectively, the “PDR Group”) beneficially own (as such term is used by Rule 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended)

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in the aggregate, at least fifty per cent (50%) of the voting power of our outstanding capital stock, Next Alt will have the right to designate six directors to the Board, and the Company will cause the Board to consist of a majority of directors nominated by Next Alt. In the event that the PDR Group beneficially owns, in the aggregate, less than fifty per cent (50%) of the voting power of our outstanding capital stock, Next Alt will have the right to designate a number of directors to the Board equal to the total number of directors comprising the entire Board multiplied by the percentage of the voting power of our outstanding common stock beneficially owned, in the aggregate, by the PDR Group, rounding up in the case of any resulting fractional number; provided that in the event that the PDR Group beneficially owns, in the aggregate, less than fifty per cent (50%) of the voting power of our outstanding capital stock, Next Alt will not have the right to designate a number of directors to the Board equal to or exceeding 50% of the directors comprising the entire Board.

On April 19, 2018, the Board unanimously adopted a resolution declaring the advisability of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate of Incorporation”) in the form set forth in Appendix A hereto (the “Post-Separation Certificate of Incorporation”) and recommended that the stockholders of the Company approve and adopt the Post-Separation Certificate of Incorporation.

The declaration and recommendation of the Board were based upon, among other things, the recommendation of the Audit Committee of the Board (the “Audit Committee”) in accordance with our Related Party Transactions Policy (the “Policy”).  Under the Policy, the Audit Committee, consisting entirely of the Independent Directors, reviews and approves or takes such other action as it may deem appropriate with respect to all agreements and arrangements involving the Company and its subsidiaries, on the one hand, and Altice N.V. and its affiliates (other than the Company and its subsidiaries), on the other hand. Upon completing its review of the Post-Separation Certificate of Incorporation, the Audit Committee (i) determined that it was advisable and in the best interests of the Company and its stockholders to adopt the Post-Separation Certificate of Incorporation, (ii) recommended that the Board submit the Post-Separation Certificate of Incorporation to the stockholders of the Company for approval, and (iii) approved the Post-Separation Certificate of Incorporation for purposes of the Policy.

The Board caused the Post-Separation Certificate of Incorporation to be submitted to the stockholders of the Company for approval and adoption by consent in lieu of meeting, and on April 19, 2018, CVC 3 approved and adopted the Post-Separation Certificate of Incorporation pursuant to the Stockholder Written Consent. CVC 3 also authorized the Board, in accordance with Section 242(c) of the Delaware General Corporation Law, to abandon the Post-Separation Certificate of Incorporation at any time prior to its effectiveness without further action by the stockholders of the Company.

REASONS FOR AND GENERAL EFFECT OF THE

POST-SEPARATION CERTIFICATE OF INCORPORATION

The Post-Separation Certificate of Incorporation amends certain sections of our Existing Certificate of Incorporation to reflect that Next Alt will replace Altice N.V. as the largest stockholder of the Company following the Separation, to clarify the voluntary conversion process for Class B common stock and to address certain changes made pursuant to the Post-Separation Stockholders’ Agreement.

Replace certain References to Altice N.V.

Our Existing Certificate of Incorporation includes various references to Altice N.V. and its affiliates, including with respect to (i) the corporate opportunities contemplated by Article V therein, (ii) the equal status rights contemplated by Article IV, Section (8) therein, (iii) the approval and consent rights contemplated by subsections (a) through (c) of Article VIII, Section (4) therein, and (iv) various defined terms therein.

In recognition that Next Alt will become the largest stockholder of the Company upon the consummation of the Distribution, the Post-Separation Certificate of Incorporation replaces all references to Altice N.V. and its affiliates with references to Next Alt and its affiliates, as applicable, except with respect to the corporate opportunities contemplated by Article V therein, which references both Altice N.V. and Next Alt and their affiliates, as applicable.

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Clarify Voluntary Conversion of Class B Common Stock

Our Existing Certificate of Incorporation contemplates that, except as otherwise expressly provided in the Existing Certificate of Incorporation or required by applicable law, each share of Class B common stock shall be convertible into one fully paid and nonassessable share of Class A common stock at the option of the holder thereof at any time upon written notice to the Corporation.

The Post-Separation Certificate of Incorporation clarifies that Altice USA will, no later than ten (10) calendar days after receipt by Altice USA of written notice from a holder of Class B common stock, issue and take action to deliver a certificate or certificates representing the number of shares of Class A common stock to which a converting holder is entitled (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form.  The Post-Separation Certificate of Incorporation provides that the date of conversion will be the date of such issuance, in the case of certificated shares, or registration, in the case of uncertificated shares.  The Post-Separation Certificate of Incorporation further provides that Altice USA will not be liable for any losses incurred by any person resulting from any delay in effecting any such conversion.

Update Quorum Requirement for Meetings of the Board

Our Existing Certificate of Incorporation requires a majority of the number of directors then in office but not less than one third of the then authorized number of directors comprising the entire Board to constitute a quorum for meetings of the Board, and such quorum must include the director nominated to the Board by A4 pursuant to that certain Stockholders’ Agreement, dated as of June 27, 2017, by and among the Company, A4 and Next Alt, and the President of the Altice N.V. Board of Directors.

In recognition of the changes to the size and composition of our Board that will take effect following the consummation of the Distribution, the Post-Separation Certificate of Incorporation changes the quorum requirement for meetings of the Board such that a majority of the number of directors then in office will constitute a quorum and, in the event Next Alt is entitled to nominate three or more directors to the Board pursuant to the Post-Separation Stockholders’ Agreement, such quorum must include (i) the Chairman of the board of managers of Next Alt and two other directors nominated to the Board pursuant to the Post-Separation Stockholders’ Agreement by Next Alt or (ii) in the event the Chairman of the board of managers of Next Alt is not a member of the Board, three directors nominated to the Board pursuant to the Post-Separation Stockholders’ Agreement by Next Alt; provided, however, that, in the case of clause (i) of this paragraph, if consented to in writing (including by email) by Next Alt prior to the applicable meeting of the Board, three directors nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt shall be required to constitute a quorum, none of which need be the Chairman of the board of managers of Next Alt.   In the event Next Alt is entitled to nominate one or two directors to the Board pursuant to the Post-Separation Stockholders’ Agreement and such directors are elected to the Board by the stockholders of the Company, a quorum must include each of the directors nominated to the Board pursuant to the Post-Separation Stockholders’ Agreement by Next Alt.

Remove Unnecessary References to the IPO

Our Existing Certificate of Incorporation includes various references to our initial public offering that are no longer relevant to the business and affairs of Altice USA. The Post-Separation Certificate of Incorporation removes these references.

The foregoing summary of the Post-Separation Certificate of Incorporation does not propose to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Post-Separation Certificate of Incorporation, which is included hereto as Appendix A.

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VOTES REQUIRED

Our Board is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders.  The vote which was required to approve and adopt the Post-Separation Certificate of Incorporation was the affirmative vote of the holders of a majority of the aggregate voting power of all outstanding shares of capital stock of the Company entitled as of the Record Date to vote generally in an election of directors.

Holders of our Class A common stock are entitled to one vote per share of Class A common stock.  Holders of our Class B common stock are entitled to 25 votes per share of Class B common stock.

Section 228 of the Delaware General Corporation Law and Article VIII, Section (3) of the Existing Charter provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

As of the close of business on the Record Date, the Company had 246,982,292 shares of our Class A common stock and 490,086,674 shares of our Class B common stock outstanding.  Of those shares, 5,281,258 shares of Class A common stock and 490,085,674 shares of Class B common stock, representing 67.2% of the total outstanding capital stock and 98.1% of the total voting power of the outstanding capital stock, approved and adopted the Post-Separation Certificate of Incorporation pursuant to the Stockholder Written Consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding common stock as of the Record Date by (i) each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our common stock, (ii) each named executive officer and each director and (iii) all of our executive officers and directors as a group.

	Shares Beneficially Owned(1)				% Total
	Class A		Class B		Voting
Name of Beneficial Owner	Number	%	Number	%	Power
5% Stockholders (7)
Drahi Entities (1)(2)	58,983,391	23.9%	490,086,674	100.0%	98.5%
CPPIB (4)	42,265,874	17.1%	—	0.0%	0.3%
BC Partners(3)	65,219,767	26.4%	—	0.0%	0.5%
Named Executive Officers, Directors and nominees (5)
Dexter Goei (6)	2,594,724	1.1%	—	0.0%	0.0%
Charles Stewart	655,597	0.3%	—	0.0%	0.0%
Abdelhakim Boubazine	1,639,390	0.7%	—	0.0%	0.0%
Lisa Rosenblum	18,751	0.0%	—	0.0%	0.0%
David Connolly	—	0.0%	—	0.0%	0.0%
Manon Brouillette	—	0.0%	—	0.0%	0.0%
Dennis Okhuijsen	—	0.0%	—	0.0%	0.0%
Jérémie Bonnin	—	0.0%	—	0.0%	0.0%
Raymond Svider	—	0.0%	—	0.0%	0.0%
Mark Mullen	7,000	0.0%	—	0.0%	0.0%
All executive officers and directors as a group (10 persons)	4,915,462	2.0%	—	0.0%	0.0%

(1)                                 Mr. Drahi is the sole indirect controlling shareholder of Next Alt. As of March 31, 2018, Next Alt held 64.07% of the outstanding share capital and voting rights of Altice N.V., representing 49.5% of the economic rights and 69.18% of the voting rights in general meetings. Altice N.V. maintains a one-tier board of three executive board members and three non-executive board members. The executive board members are appointed by shareholders at the general meeting at the binding nomination of Next Alt. A4, which is controlled by the family of Mr. Drahi, is an executive board member of Altice N.V. Altice N.V. owns an indirect controlling interest in CVC 3. Mr. Drahi may be deemed to beneficially own the 5,281,258 shares of Class A common stock and 490,085,674 shares of Class B common stock owned by CVC 3. CVC 3 is also the sole member of Neptune Holding US GP LLC, which is the sole general partner of Neptune Holding US LP (“Holding LP”) and as such, Mr. Drahi may be deemed to beneficially own 46,174,784 shares of Class A common stock held by Holding LP. Personal holding companies controlled by Mr. Drahi or his family own 7,527,349 shares of Class A common stock and 1,000 shares of Class B common stock.

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(2)                                 The principal address for the personal holding companies controlled by Mr. Drahi or his family is 5 rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg; the principal address for Altice N.V. and CVC 3 is Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands; the principal address for Neptune Holding US GP LLC and Holding LP is c/o Altice USA, Inc., 1 Court Square West, Long Island City, NY 11101.

(3)                                 CIE Management IX Limited, which is an entity under common control with BC Partners LLP, is the ultimate general partner of, and has investment control over the Class A common stock held by the funds commonly known as BC European Capital IX—1 LP through 11 LP and BC European Capital—Suddenlink Co-Investment 1 through 6 LP, and has investment control over the Class A common stock held by BC European Capital IX Limited. CIE Management IX Limited is also the ultimate control party of SuddenVision S.a.r.l. CIE Management IX Limited may, therefore, be deemed to have shared voting and investment power over Class A common stock beneficially owned by each of these entities. Because CIE Management IX Limited is managed by a board of directors, no individuals have ultimate voting or investment control (as determined by Rule 13d-3) over the shares that may be deemed beneficially owned by CIE Management IX Limited. The principal address of CIE Management IX Limited is Heritage Hall, Le Marchant Street, St. Peter Port, Guernsey, GY1 4HY, Channel Islands.

(4)                                 CPPIB is overseen by a board of directors.  None of the directors of the board of directors has sole voting or dispositive power with respect to the shares of Altice USA common stock beneficially owned by CPPIB.  The address of CPPIB is One Queen Street East, Suite 2500, Toronto, ON, M5C 2W5.

(5)                                 The address for these persons is c/o Altice USA, Inc., 1 Court Square West, Long Island City, NY 11101.

(6)                                 Mr. Goei holds his shares of Class A common stock through Inluam LLC.

(7)                                 5% Stockholders have the same applicable voting rights as other holders of Class A common stock and Class B common stock.

EFFECTIVENESS OF CORPORATE ACTION

Under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Post-Separation Certificate of Incorporation will not be effective until at least 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.  We expect that the Post-Separation Certificate of Incorporation will become effective upon the consummation of the Distribution.

DISSENTERS’ RIGHTS OF APPRAISAL

Delaware law does not provide for dissenters’ rights or similar rights of appraisal in connection with the corporate action described in this Information Statement.

INTEREST OF CERTAIN PERSONS IN MATTERS ACTED UPON

The officers and directors of the Company do not have any substantial interest in the matters acted upon pursuant to the Stockholder Written Consent, other than in their respective roles as officers or directors of the Company and to the extent affected by the terms of the Post-Separation Certificate of Incorporation as holders of shares, or options exercisable for shares, of our common stock.  However, certain of our directors and officers (i) may be employed by or affiliated with Altice N.V., Next Alt or A4 or (ii) directly or indirectly hold shares of common stock of Altice N.V.  To the extent that Altice N.V., Next Alt or A4 may be deemed to have an interest in the Post-Separation Certificate of Incorporation separate from our public stockholders, we believe this interest was addressed through the determination of our Audit Committee to recommend to our Board approval of the Post-Separation Certificate of Incorporation in accordance with the Policy.

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INCORPORATION BY REFERENCE

A copy of our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2017 (collectively, the “Form 10-K”), which have been filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act, is hereby incorporated by reference into this Information Statement. You can obtain a copy of the Form 10-K from the SEC, as set forth in the penultimate section of this Information Statement. Alternatively, we will promptly deliver to you, without charge, a copy of the Form 10-K upon oral request at (516) 803-2300 or written request at 1 Court Square West, Long Island City, NY 11101.

DISTRIBUTION AND COSTS

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.

Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders upon written request at the address noted above.  Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon oral request at (516) 803-2300 or written request at 1 Court Square West, Long Island City, NY 11101.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.  Copies of these documents may also be obtained by writing to our address provided above.

OTHER MATTERS

This Information Statement is dated May 1, 2018. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date above, unless expressly provided, and the mailing of this Information Statement to stockholders on or about May [•], 2018, or on any date thereafter, does not create any implication to the contrary.

DAVID CONNOLLY

Executive Vice President, General Counsel and Secretary

Dated: May 1, 2018

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APPENDIX A

POST-SEPARATION
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALTICE USA, INC.

A-1

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTICE USA, INC.

ALTICE USA, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The present name of the corporation is Altice USA, Inc. (the “Corporation”).  The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 14, 2015.

2. This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and restates, integrates and further amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

3. The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety in the form attached hereto as Exhibit A and incorporated herein by this reference (Exhibit A and this Certificate collectively constituting the Corporation’s Second Amended and Restated Certificate of Incorporation).

4. The Second Amended and Restated Certificate of Incorporation of the Corporation shall be effective as of [•] a.m. Eastern Time on [•], 2018.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate on the [•] day of [•], 2018.

ALTICE USA, INC.

By:	/s/ David Connolly
	Name:	David Connolly
	Title:	Executive Vice President and General Counsel

[Signature Page to Second Amended and Restated Certificate of Incorporation]

Exhibit A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTICE USA, INC.

*  *  *  *  *

ARTICLE I

NAME

The name of the Corporation is Altice USA, Inc.

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808.  The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

(1)           Authorized Shares.  This Corporation is authorized to issue capital stock to be designated “Common Stock” and “Preferred Stock.”  A total of 9,000,000,000 shares of Common Stock are authorized to be issued, $0.01 par value per share, 4,000,000,000 of which are designated “Class A Common Stock,” 1,000,000,000 of which are designated “Class B Common Stock” and 4,000,000,000 of which are designated “Class C Common Stock.”  A total of 100,000,000 shares of Preferred Stock are authorized to be issued, $0.01 par value per share.  The number of authorized shares of Common Stock or any class of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding)

by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class.

(2)           Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL.  The Board is also expressly authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series of Preferred Stock, but not below the number of shares of such series of Preferred Stock then outstanding.  In case the number of shares of any series of Preferred Stock shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Corporation’s outstanding capital stock entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

(3)           Voting Rights of Class A Common Stock and Class B Common Stock.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, the holders of Class A Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to twenty-five votes per share on any matter submitted to a vote of the stockholders.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall (i) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (ii) be entitled to notice of any stockholders’ meeting in accordance with the Corporation’s Bylaws and (iii) be entitled to vote upon such matters and in such manner as may be provided by applicable law.

(4)           No Voting Rights for Class C Common Stock.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, the holders of shares of Class C Common Stock are not entitled to vote on any matter submitted to a vote of the stockholders.

(5)           Dividends and Distributions.  Subject to preferences that may apply to any shares of Preferred Stock outstanding at the time, the holders of outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock are entitled to share equally, on a per share basis, in any dividend or distribution of funds legally available if the Board, in its discretion, determines to declare and pay dividends and only then at the times and in the amounts that the Board may determine.  In the event that a dividend is paid in the form of shares of capital stock of the Corporation or rights to acquire or securities convertible into or exchangeable for shares of capital stock of the Corporation, then, in the Board’s discretion, either (i) the holders of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock shall receive the identical class of securities on an equal per share basis or (ii) (a) the holders of shares of Class A Common Stock shall receive Class A Common Stock, or securities convertible into or exchangeable for shares of Class A Common Stock or rights to acquire such securities, as the case may be; (b) the holders of shares of Class B Common Stock shall receive Class B Common Stock, or securities convertible into or exchangeable for shares of Class B Common Stock or rights to acquire such securities, as the case may be; and (c) the holders of shares of Class C Common Stock shall receive Class C Common Stock, or securities convertible into or exchangeable for shares of Class C Common Stock or rights to acquire such securities, as the case may be; in each such case in this clause (ii), in an equal amount per share.

(6)           Distributions of Another Corporation’s Securities.  Unless otherwise approved by the Board, where the securities of another corporation are distributed, they must only be distributed to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock on the basis that:

(a)                                 the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock receive the identical class of securities; or

(b)                                 subject to the remainder of this Section (6), the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock each receive different classes of securities; or

(c)                                  subject to the remainder of this Section (6), the holders of one or more class of Common Stock receive a different class of securities than the holders of all other classes of Common Stock, in each case, on an equal per share basis, and, to holders of any shares of Preferred Stock outstanding at the time, on such terms as the Board may determine.

To the extent that a dividend is declared and paid pursuant to paragraph (b) or (c) of this Section (6) then:

(i)                                     the holders of Class B Common Stock shall receive the securities having the highest number of votes per share (or, in the case of convertible securities, the securities convertible into, exchangeable for or evidencing the right to purchase, the securities with the highest number of votes per share) and the holders of each other class of Common Stock shall receive the securities having the lesser number of votes per share (or, in the case of convertible securities, the securities convertible into, exchangeable for or evidencing the right to purchase, the securities with the lesser number of votes per share):

(A)                               in each case, without regard to whether such voting rights differ to a greater or lesser extent than the corresponding differences in voting rights (and related differences in designation, conversion and rights to distributions pursuant to this Article IV) between the Class A Common Stock, the Class B Common Stock and the Class C Common Stock; and

(B)                               provided that the different classes of securities (and, in the case of securities convertible into, exchangeable for or evidencing the right to purchase securities, the securities resulting from such conversion, exchange or purchase) do not differ in any respect other than with respect to their relative voting rights (and related differences in designation, conversion, redemption and rights to distributions pursuant to this Article IV); and

(ii)                                  in the event that the holders of Class A Common Stock receive a class of securities having different rights than those received by the holders of Class C Common Stock:

(A)                               the rights of the different classes of securities (and, in the case of securities convertible into, exchangeable for or evidencing the right to purchase securities, the securities resulting from such conversion, exchange or purchase) may not differ in any respect other than with respect to their relative voting rights (and related differences in designation, conversion, redemption and rights to distributions pursuant to this Article IV); and

(B)                               the relevant classes of securities shall be distributed to the holders of Class A Common Stock and Class C Common Stock such that the relative voting rights (and related differences in designation, conversion, redemption, rights to dividends in specie comprising securities and rights to distributions pursuant to this Article IV) of the class of securities (or, in the case of convertible securities, the securities convertible into, exchangeable for or evidencing the right to purchase, the securities resulting from such conversion, exchange or purchase) to be received by the holders of Class A Common Stock on the one hand and Class C Common Stock on the other hand corresponds to the extent practicable to the relative voting rights (and related differences in designation, conversion, redemption and rights to distributions pursuant to this Article IV) as the Class A Common Stock compares to the Class C Common Stock.

(7)           Liquidation, Dissolution or Winding Up.  Upon dissolution, liquidation or winding up of the Corporation, the assets legally available for distribution to stockholders will be distributable ratably among the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock unless different treatment of such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a  majority of the voting power of the Class A Common Stock and Class B Common Stock, each voting separately as a class.

(8)           Equal Status.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock, Class B Common Stock and Class C Common Stock have the same rights and privileges and rank equally, share ratably and are identical in all respects as to all matters.  In the event of (i) a consolidation or merger of the Corporation with or into any other entity; (ii) any tender offer or exchange offer by any person or entity pursuant to an agreement to which the Corporation is a party or that the Board recommends; or (iii) a sale by Next Alt S.à r.l., a Luxembourg private company with limited liability or any successor thereto (“Next Alt”), or any of its subsidiaries that holds shares of Class B Common Stock or, solely in the event shares of Class B Common Stock have been distributed to Patrick Drahi (“Patrick Drahi”), his heirs or entities or trusts directly or indirectly under his or their control or formed for his or their benefit or any Affiliate of Patrick Drahi, his heirs or entities or trusts directly or indirectly under his or their control or formed for his or their benefit (together with Next Alt and any of its subsidiaries that hold such shares, the “Next Alt Holders”), a sale by Patrick Drahi, such heirs or such trusts or entities or such Affiliates, in one or a series of related transactions, whether to a single purchaser or purchasers constituting a “group” as defined in Section 13(d) of the Securities Exchange Act of 1934, of shares of Class B Common Stock representing (a) at least 40% of the votes entitled to be cast by all stockholders entitled to vote in an election of directors and (b) a greater number of votes than the Next Alt Holders collectively are entitled to cast immediately following such sale, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to participate proportionately and to receive, or to elect to receive, the same form of consideration and the same amount of consideration on a per share basis.  Notwithstanding the foregoing, if any securities consideration is paid, distributed or offered to holders of shares of Class A Common Stock, Class B Common Stock or Class C Common Stock in any such transaction, such consideration may differ only in terms of voting rights such that the holder of a share of Class B Common Stock shall receive or have the right to elect to receive the securities having the highest number of votes per share (or, in the case of convertible securities, the securities convertible into, exchangeable for or evidencing the right to purchase, the securities with the highest number of votes per share) and the holders of each other class of Common Stock shall receive or have the right to elect to receive the securities having the lesser number of votes per share (or, in the case of convertible securities, the securities convertible into, exchangeable for or evidencing the right to purchase, the securities with the lesser number of votes per share), and any securities that the holder of a share of Class C Common Stock shall receive or have the right to elect to receive shall either have no voting rights or the same voting rights as the securities that a holder of Class A Common Stock shall receive or have the right to elect to receive.

(9)           Subdivisions, Combinations or Reclassifications.  Shares of Class A Common Stock, Class B Common Stock or Class C Common Stock may not be subdivided, combined or reclassified unless the shares of the other classes are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock, Class B Common Stock and Class C Common Stock on the record date for such subdivision, combination or reclassification.

(10)         No Preemptive or Similar Rights.  Shares of the Class A Common Stock, Class B Common Stock and Class C Common Stock are not entitled to preemptive rights and are not subject to conversion or redemption provisions, except for the conversion provisions with respect to the Class B Common Stock and Class C Common Stock described in this Article IV.  Any one or more series of Preferred Stock will have only such preemptive or similar rights granted to the holders thereof by the Board pursuant to Section (2) of this Article IV.

(11)         Voluntary Conversion of Class B Common Stock.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, each share of Class B Common Stock shall be convertible into one fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation.  Before any holder of Class B Common Stock shall be entitled to voluntarily convert any shares of such Class B Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated.  The Corporation shall, no later than ten (10) calendar days after receipt of the written notice, issue and take action to deliver at such office to such holder of Class B Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form (such date of the issuance, in the case of certificated shares, or registration, in the case of uncertificated shares, the “Conversion Date”).  The Corporation shall not be liable for any losses incurred by any person resulting from any delay in effecting any conversion under this Section (11). Such conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such Conversion Date.  Each share of Class B Common Stock that is converted pursuant to this Section (11) shall be retired by the Corporation and shall not be available for reissuance.

(12)         Automatic Conversion and Transfers of Class B Common Stock and Class C Common Stock.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation or required by applicable law, there shall be no automatic conversion of shares of Class B Common Stock upon transfer under any circumstances.  The disparate voting rights of the shares of Class B Common Stock will not change upon transfer unless first converted into shares of Class A Common Stock.  Immediately prior to any conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock, the holders of a majority of the voting power of the Class B Common Stock at the time of such conversion, may, in connection with such conversion, require that each share of Class C Common Stock shall automatically be converted into one share of Class A Common Stock on a date fixed by the Board, which date shall be no less than 61 days and no more than 180 days following the conversion of all outstanding shares of Class B Common Stock.  In the event of such conversion of shares of Class C Common Stock into Class A Common Stock, each outstanding stock certificate that, immediately prior to such conversion, represented one or more shares of Class C Common Stock subject to such conversion shall, upon such conversion, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof.  The Corporation shall, upon the request of any holder whose shares of Class C Common Stock have been converted into shares of Class A Common Stock as a result of an automatic conversion and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class C Common Stock (if any), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class C Common Stock were converted as a result of automatic conversion (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form.  Each share of Class C Common Stock that is converted pursuant to this Section (12) of this Article IV shall thereupon be retired by the Corporation and shall not be available for reissuance.

(13)         Reservation of Stock.  The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock and Class C Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock into shares of Class A Common Stock.

(14)         Protective Provision.  The Corporation shall not, whether by merger, consolidation or otherwise, amend, alter, repeal or waive Sections (3)-(14) of this Article IV (or adopt any provision inconsistent therewith), without first obtaining the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Second Amended and Restated Certificate of Incorporation or the Corporation’s Bylaws.

ARTICLE V

CORPORATE OPPORTUNITIES

(1)           In recognition and anticipation that:

(i) Patrick Drahi and certain directors, principals, officers, employees and/or other representatives of Next Alt, Altice N.V., a Dutch public company with limited liability (vaamloze vennootchap) or any successor thereto (“Altice N.V.”), A4 S.A., a Luxembourg public limited liability company or any successor thereto (“A4”), and their Affiliates (each such director, principal, officer, employee and/or other representative, an “Next Alt Group Representative” and collectively, the “Next Alt Group Representatives) may serve as directors, officers or agents of the Corporation;

(ii) Patrick Drahi, Next Alt, Altice N.V., A4, the Next Alt Group Representatives and their respective Affiliates may now engage, may continue to engage and may in the future engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage; and

(iii) members of the Board who were or are in the future nominated by Next Alt or A4 pursuant to the Stockholders’ Agreement (“Designated Directors”) may now engage, may continue to engage and may in the future engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage;

the provisions of this Article V are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities that may involve Patrick Drahi, Next Alt, Altice N.V., A4, the Next Alt Group Representatives and the Designated Directors, or their respective Affiliates, and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.  As used herein, “Stockholders’ Agreement” refers to that certain Stockholders’ Agreement to be entered into by and among the Corporation, Next Alt and A4, as amended from time to time.

(2)           For purposes of this Second Amended and Restated Certificate of Incorporation, unless otherwise explicitly stated, (i) the term “Affiliate” shall mean (a) in respect of Next Alt, any Person that, directly or indirectly, is controlled by Next Alt, controls Next Alt or is under common control with Next Alt and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation); (b) in respect of A4, any Person that, directly or indirectly, is controlled by A4, controls A4 or is under common control with A4 and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation); (c) in respect of Patrick Drahi, any Person that, directly or indirectly, is controlled by Patrick Drahi (other than the Corporation and any entity that is controlled by the Corporation); (d) in respect of any Next Alt Group Representative, any Person that, directly or indirectly, is controlled by such Next Alt Group Representative (other than the Corporation and any entity that is controlled by the Corporation); (e) in respect of any Designated Director, any Person that, directly or indirectly, is controlled by such Designated Director (other than the Corporation and any entity that is controlled by the Corporation); and (f) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) the term “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(3)           Unless an opportunity to engage in a business opportunity in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates engages or is reasonably likely to engage arises in or is predominantly related to North America (each such opportunity a “North America Business Opportunity”), to the fullest extent permitted by law, none of (i) Patrick Drahi; (ii) Next Alt; (iii) Altice N.V.; (iv) A4; (v) any Next Alt Group Representative; (vi) any Designated Director (including any Designated Director who serves as an officer of the Corporation); or (vii) any of the foregoing Persons’ Affiliates (the Persons identified in (i), (ii), (iii), (iv), (v), (vi) and (vii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall have any duty to refrain from, directly or indirectly, (a) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates engages or is reasonably likely to engage in or (b) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities.

(4)                                 Except with respect to any North America Business Opportunity, to the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates.

(5)                                 In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, himself or herself and the Corporation or any of its Affiliates, and which is not a North America Business Opportunity, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, himself or herself, or offers or directs such corporate opportunity to another Person.

(6)                                 To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article V.

(7)                                 Neither the amendment nor repeal of this Article V, nor the adoption of any provision of, or any other amendment to, this Second Amended and Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former Identified Person in respect of any act or omission occurring prior to the time of such amendment, repeal, adoption or modification.

ARTICLE VI

MATTERS RELATING TO DIRECTORS

(1)                                 Director Powers.  The business and affairs of the Corporation shall be managed by or under the directions of the Board.  In addition to the powers and authority expressly conferred upon the Board by statute or by this Second Amended and Restated Certificate of Incorporation or the Corporation’s Bylaws, the Board is hereby empowered to exercise all such powers and do all such things as may be exercised or done by the Corporation.

(2)                                 Number of Directors.  The authorized number of directors of the Board comprising the entire Board shall be not less than seven nor more than twelve.  An increase or decrease in the outer limits of this range of directors requires the affirmative vote of the holders of a majority of the voting power of the Corporation’s outstanding capital stock entitled to vote thereon.  Within the foregoing limits, and subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board.  No decrease in the authorized number of directors of the Board shall shorten the term of any incumbent director.

(3)                                 Quorum.  A quorum is required for the transaction of business at any meeting of the Board.  A majority of the number of directors then in office shall be required to constitute a quorum; provided that so long as Next Alt is entitled to nominate three or more directors to the Board pursuant to the Stockholders’ Agreement, such quorum must include (i) the Chairman of the board of managers of Next Alt and two other directors nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt or (ii) in the event the Chairman of the board of managers of Next Alt is not a member of the Board, three directors nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt; provided, however, that, in the case of clause (i) of this Section (3) of this Article VI, if consented to in writing (including by email) by Next Alt prior to the applicable meeting of the Board, three directors nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt shall be required to constitute a quorum, none of which need be the Chairman of the board of managers of Next Alt.  In the event Next Alt is entitled to nominate one or two directors to the Board pursuant to the Stockholders’ Agreement and such directors are elected to the Board by the stockholders of the Corporation, a quorum must include each of the directors nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt. For the avoidance of doubt, the A4-Next Alt Designee (as defined in the Stockholders’ Agreement) shall be considered a director nominated to the Board pursuant to the Stockholders’ Agreement by Next Alt.

(4)                                 Vacancies and Newly Created Directorships.  Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding or the rights granted pursuant to the Stockholders’ Agreement, any newly created directorship on the Board that results from an increase in the number of directors within the range set forth in Section (2) of this Article VI and any vacancy occurring on the Board (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, although less than a quorum, by a sole remaining director or by the stockholders. Any director elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting of stockholders for the election of directors and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

(5)                                 Term and Removal.  Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.  Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted in the Corporation’s Bylaws or in accordance with applicable law.  Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding or the rights granted pursuant to the Stockholders’ Agreement, stockholders holding a majority of the voting power of the Corporation’s outstanding capital stock entitled to vote thereon may remove any or all directors with or without cause.

(6)                                 Vote by Ballot. Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the Corporation’s Bylaws.

ARTICLE VII

DIRECTOR LIABILITY AND INDEMNIFICATION
OF DIRECTORS, OFFICERS AND OTHERS

(1)                                 To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(2)                                 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful; provided, that, except for proceedings to enforce rights to indemnification or advancement of expenses, the Corporation shall not be obligated to indemnify any such director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has reasonable cause to believe that the person’s conduct was unlawful.

(3)                                 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; provided, that, except for proceedings to enforce rights to indemnification or advancement of expenses, the Corporation shall not be obligated to indemnify any such director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board.

(4)                                 To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (2) and (3) of this Article VII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(5)                                 Any indemnification under Sections (2) and (3) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Sections (2) and (3).  Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

(6)                                 Expenses (including attorneys’ fees) incurred by a current officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII.  Such expenses (including attorneys’ fees) incurred by former directors and officers of the Corporation or by persons serving at the request of the Corporation as directors or officers of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

(7)                                 The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(8)                                 The Corporation may purchase and maintain insurance on behalf of any person who is or was an Affiliate, director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify him against such liability under Section 145 of the DGCL.

(9)                                 For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(10)                          For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

(11)                          The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(12)                          Any repeal or modification of this Article VII shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under this Article VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

(13)                          The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VII to directors and officers of the Corporation.

(14)                          The Corporation hereby acknowledges that certain of its directors and officers (the “Specified Persons”) may have rights to indemnification and advancement of expenses provided by Next Alt or its Affiliates (directly or through insurance obtained by any such entity) (collectively, the “Next Alt Indemnitors”).  The Corporation hereby agrees and acknowledges that (i) it is the indemnitor of first resort with respect to the Specified Persons to the extent the underlying matter arises from or is related to the Specified Person’s service as a director on the Board or as an officer of the Corporation, (ii) it shall be required to advance the full amount of expenses incurred by the Specified Persons, as required by the terms of this Article VII, without regard to any rights the Specified Persons may have against the Next Alt Indemnitors and (iii) it irrevocably waives, relinquishes and releases the Next Alt Indemnitors from any and all claims against the Next Alt Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof.  The Corporation further agrees that no advancement or payment by the Next Alt Indemnitors on behalf of the Corporation with respect to any claim for which the Specified Persons have sought indemnification from the Corporation shall affect the foregoing and the Next Alt Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Specified Persons against the Corporation.  These rights shall be a contract right.

ARTICLE VIII

MATTERS RELATING TO STOCKHOLDERS

(1)                                 Annual Meeting of Stockholders.  An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

(2)                                 Special Meeting of Stockholders.  Subject to the rights of the holders of any series of Preferred Stock with respect to actions by the holders of shares of such series, special meetings of the stockholders of the Corporation may be called only by the Board, the Chairman of the Board, stockholders holding a majority of the voting power of the Corporation’s outstanding capital stock or the director nominated pursuant to the Stockholders’ Agreement by A4, and may not be called by any other person or persons.  Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

(3)                                 Action by Written Consent of Stockholders.  Notwithstanding anything to the contrary in this Second Amended and Restated Certificate of Incorporation or the Corporation’s Bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or certified or registered mail with return receipt requested.

(4)                                 Approval and Consent Rights.  Until the Expiration Date, notwithstanding anything to the contrary herein or in the governing documents of any of the Subsidiaries of the Corporation, without the prior written approval of Next Alt, the Corporation shall not (either directly or indirectly through an Affiliate or otherwise or through one or a series of related transactions):

(a)                                 effect or consummate a Change of Control or publicly endorse a Change of Control (including by recommending any tender or exchange offer that would result in a Change of Control) or enter into any agreement or arrangement to effect or consummate a Change of Control;

(b)                                 amend (or approve or recommend amendment of) the Corporation’s or any of the Corporation’s Subsidiaries’ certificates of incorporation or bylaws (or other similar organizational documents), including by merger, consolidation or otherwise; and

(c)                                  commence any liquidation, dissolution or voluntary bankruptcy, administration, recapitalization or reorganization in any form of transaction, make arrangements with creditors, or consent to the entry of an order for relief in any involuntary case, or take the conversion of an involuntary case to a voluntary case, or consent to the appointment of or take possession by a receiver, trustee or other custodian for all or substantially all of its or its Subsidiaries’ property, or otherwise seek the protection of any applicable bankruptcy or insolvency law.

For purposes of this Section (4) only,

i.                  “A4 Group” means A4 and each Person that is an Affiliate of A4;

ii.               “Affiliate” means, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that none of the Corporation and its Subsidiaries shall be considered an Affiliate of a member of the PDR Group for purposes of this Section (4);

iii.            “beneficially own” means, with respect to the Corporation Common Stock, having “beneficial ownership” of such stock for purposes of Rule 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, without giving effect to the limiting phrase “within sixty days” set forth in Rule 13d-3(1)(i), including, for the avoidance of doubt, any shares of Corporation Common Stock over which a Person has a right to vote, through voting agreement, proxy or otherwise.

iv.           “Change of Control” means (a) the sale, lease, conveyance, disposition, in one or a series of related transactions (other than a merger or consolidation), of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person or group of Persons (other than a member or members of the PDR Group) or (b) a merger, reorganization, recapitalization, combination or consolidation of, or any other transaction (including the purchase of the Corporation Securities) involving, the Corporation with any other Person after which a member or members of the PDR Group cease to beneficially own fifty percent (50%) or more of the voting power of the Corporation or the surviving entity in such transaction, as the case may be;

v.              “Corporation Common Stock” means, collectively, (i) the Class A Common Stock, (ii) the Class B Common Stock, (iii) the Class C Common Stock, and (iv) any equity interest into which such shares of common stock set forth in clauses (i), (ii) or (iii) shall have been changed, or any equity interest resulting from any reclassification, recapitalization, reorganization, merger, consolidation, conversion, stock or other equity split or dividend or similar transactions with respect to such shares of common stock;

vi.           “Corporation Securities” means (i) the Corporation Common Stock, (ii) any Preferred Stock, (iii) any other common stock issued by the Corporation and (iv) any securities convertible into or exchangeable for, or options, warrants or other rights to acquire, Corporation Common Stock or any other common or Preferred Stock issued by the Corporation;

vii.        “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract or otherwise;

viii.     “Expiration Date” means the first date on which the PDR Group, in the aggregate, ceases to beneficially own at least twenty percent (20%) of the voting power of the outstanding Corporation Common Stock;

ix.           “Governmental Entity” means any United States federal, state or local, or foreign, international or supranational, government, court or tribunal, or administrative, executive, governmental or regulatory or self-regulatory body, agency or authority thereof;

x.              “Next Alt Group” means Next Alt and each Person that is an Affiliate of Next Alt;

xi.           “PDR Group” means (i) Next Alt, (ii) each member of the Next Alt Group, (iii) A4, (iv) each member of the A4 Group, (v) Patrick Drahi, his heirs or entities or trusts directly or indirectly under his or their control or formed for his or their benefit, and (vi) any Affiliate of Patrick Drahi, his heirs or entities or trusts directly or indirectly under his or their control or formed for his or their benefit;

xii.        “Person” means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization, limited liability company, Governmental Entity or other entity; and

xiii.     “Subsidiary” means, with respect to any Person, another Person, an amount of the voting securities or other voting ownership interests sufficient, together with any contractual rights, to elect at least a majority of the board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which is owned directly or indirectly by such first Person).

ARTICLE IX

DGCL SECTION 203 AND BUSINESS COMBINATION

The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE X

MISCELLANEOUS

If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS

Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision of this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of this Second Amended and Restated Certificate of Incorporation and all rights conferred on stockholders, directors, officers and other persons in this Second Amended and Restated Certificate of Incorporation are subject to this reserved power.  Except as otherwise expressly provided by this Second Amended and Restated Certificate of Incorporation, the Board shall have the power to adopt, amend or repeal the Corporation’s Bylaws.  Any adoption, amendment or repeal of the Corporation’s Bylaws by the Board shall require the approval of a majority of the Board.